UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 7, 2019

vTv Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37524 (Commission File No.)	47-3916571 (IRS Employer Identification No.)

4170 Mendenhall Oaks Pkwy High Point, NC 27265 (Address of principal executive offices)

(336) 841-0300

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2019, vTv Therapeutics LLC, and for certain limited purposes vTv Therapeutics Inc. (collectively, the “Company”), entered into a new employment agreement (the “Holcombe Employment Agreement”) with the Company’s President and Chief Executive Officer, Stephen L. Holcombe, pursuant to which Mr. Holcombe will continue to serve as the Company’s President and Chief Executive Officer until December 31, 2020 (or such earlier date upon which Mr. Holcombe’s employment may be terminated in accordance with the terms of the Holcombe Employment Agreement). The new agreement includes substantially similar terms and conditions as Mr. Holcombe’s prior employment agreement, which is replaced and superseded by the new agreement. Among other terms, the Holcombe Employment Agreement grants Mr. Holcombe an option to purchase 200,000 shares of Class A common stock with respect to his performance during 2018, such grant to take place on or within 30 days of March 7, 2019.  The foregoing disclosure regarding the Holcombe Employment Agreement is qualified in its entirety by reference to the Holcombe Employment Agreement, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

On March 7, 2019, the Company entered into a new employment agreement (the “Howard Employment Agreement”) with the Company’s Executive Vice President and Chief Financial Officer, Rudy C. Howard, pursuant to which Mr. Howard will continue to serve as the Company’s Executive Vice President and Chief Financial Officer until December 31, 2020 (or such earlier date upon which Mr. Howard’s employment may be terminated in accordance with the terms of the Howard Employment Agreement). The new agreement includes substantially similar terms and conditions as Mr. Howard’s prior employment agreement, which was replaced and superseded by the new agreement. Among other terms, the Howard Employment Agreement grants Mr. Howard an option to purchase 125,000 shares of Class A common stock with respect to his performance during 2018, such grant to take place on or within 30 days of March 7, 2019.  The foregoing disclosure regarding the Howard Employment Agreement is qualified in its entirety by reference to the Howard Employment Agreement, a copy of which is filed as Exhibit 10.2 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated as of March 7, 2019, by and between vTv Therapeutics LLC and Stephen L. Holcombe, and for certain limited purposes specified therein, vTv Therapeutics Inc.
10.2	Employment Agreement, dated as of March 7, 2019, by and between vTv Therapeutics LLC and Rudy C. Howard, and for certain limited purposes specified therein, vTv Therapeutics Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VTV THERAPEUTICS INC.

By:	/s/ Rudy C. Howard
Name:	Rudy C. Howard
Title:	Chief Financial Officer

Dated: March 11, 2019